[GRAPHIC]

February 28, 2003

--------------------------------------------------------------------------------
                                         Semiannual
       Oppenheimer                         Report
                                           ------
       Enterprise Fund                   Management
                                        Commentaries
--------------------------------------------------------------------------------


Fund Highlights
Performance Update
Investment Strategy Discussion
Financial Statements

"We continue to emphasize investments in companies that exhibit true internal growth, by which we mean sustainable growth generated primarily by expanding sales rather than by acquisitions, accounting gimmicks or cost reductions."

[LOGO]
OppenheimerFunds(R)
The Right Way to Invest

HIGHLIGHTS

Fund Objective
Oppenheimer Enterprise Fund seeks capital appreciation.

     CONTENTS

 1   Letter to Shareholders

 2   An Interview
     with Your Fund's
     Managers

 8   Financial
     Statements

26   Trustees and Officers

Cumulative Total Returns*
          For the 6-Month Period
          Ended 2/28/03

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A    -4.83%      -10.30%
---------------------------------
Class B    -5.24        -9.98
---------------------------------
Class C    -5.23        -6.18
---------------------------------
Class N    -4.96        -5.91
---------------------------------
Class Y    -4.66
---------------------------------

Average Annual Total Returns*
          For the 1-Year Period
          Ended 2/28/03

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -28.92%      -33.01%
---------------------------------
Class B   -29.50       -33.02
---------------------------------
Class C   -29.47       -30.17
---------------------------------
Class N   -29.16       -29.87
---------------------------------
Class Y   -28.69

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 6 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

At OppenheimerFunds, we take very seriously the responsibility of helping you achieve your goals. We understand that your investments with us may represent a future home, a college education or retirement. In good markets and in bad, we are committed to partnering with your advisor to provide you with investment products and services that can help you reach your financial objectives.
   In recent years, many of us have seen some of our assets decrease in value--sometimes significantly--making it difficult to maintain our long-term investing plans. Shifting markets can often blindside investors and unbalance portfolios. We believe it has never been more important than it is now to allocate your assets among stocks, bonds, and other investments based on what would be most appropriate depending on your goals and risk tolerance. Diversification is key. We encourage you to hold true to your long-term goals and adhere to the time-tested investment principles of asset allocation and diversification.
   Of course, when the financial markets make major moves, portfolio changes may be necessary to adjust risk exposure, rebalance asset class allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and--most importantly--work with your financial advisor so that any adjustments ultimately support your long-term goals.
   We continue to believe in the growth, ingenuity and underlying strengths of the economy and the markets. That said, we also expect the road ahead to present new and unique challenges. We strongly believe that one of the best ways to pursue your goals is to adhere to core investment principles.
   We hope you share our convictions, and we wish you the best in 2003. Thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/S/ JOHN V. MURPHY
------------------
John V. Murphy
February 28, 2003

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.


[PHOTO OF JOHN V. MURPHY]
John V. Murphy
President
Oppenheimer
Enterprise Fund

1  |  OPPENHEIMER ENTERPRISE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

Q
How would you characterize Oppenheimer Enterprise Fund's performance during the six-month period that ended February 28, 2003?
A. The generally negative market environment for stocks that prevailed throughout the past six months drove most broad indices and diversified investment portfolios into negative territory. These challenging conditions undermined the Fund's performance during the period as most growth-oriented investments came under pressure. Nevertheless, the Fund delivered slightly better returns than the Russell 1000 Growth Index and the Russell 2000 Index, but underperformed the majority of its peers. 1 Results were driven by individual investment selections, particularly in the areas of health care and technology, which compensated for relatively weak performance among some of the Fund's consumer-related holdings.

What made this such a challenging period?
Markets were battered during the period by conflicting economic and political forces. On the positive side, the U.S. economy showed signs of emerging from recession, and inflation and interest rates remained low. On the negative side, corporate capital spending remained weak, which inhibited growth in the areas of technology and telecommunications. Consumer sentiment declined as well, which hurt many consumer-related businesses. On balance, economic trends remained favorable. However, geopolitical uncertainties related to the U.S.-led war on terrorism sapped investor confidence and led to high levels of volatility. Stocks rose and fell sharply in response to international political developments and fluctuating economic indicators, often without regard to company-specific

[SIDEBAR]
Portfolio Manager
Jim Turner

1. The Fund's performance is compared to the Russell 1000 Growth Index and the Russell 2000, which had a six-month return of -6.73% and -7.09%, respectively for the six-month period ended 2/28/03. In addition, the Fund's Class A shares ranked #357/397 and #149/171 among multi-cap growth funds for the one- and five-year periods ended 2/28/03. Lipper rankings are based on total returns, but do not consider sales charges. Lipper ranking is for the Class A share class only; other classes may have different performance characteristics. Rankings are relative peer group ratings and do not necessarily mean that the fund had high total returns. Past performance is no guarantee of future results.

2  |  OPPENHEIMER ENTERPRISE FUND
business results. In general, growth-oriented stocks climbed in October and November 2002 in anticipation of reinvigorated economic activity, then lost strength in 2003 in the face of lackluster earnings and continuing concerns regarding the impending war with Iraq.

How did you manage the Fund in light of these conditions?
We did not waver in our commitment to invest in growing companies with proven managements, innovative products or services, and sustainable rates of growth. Our focus on the sustainability of a company's earnings and revenues, rather than the absolute magnitude of its growth, led us to a significant number of investment opportunities in the area of health care. These included several strong performing medical devices companies, such as Varian Medical Systems, Inc. 2 While some our biotechnology and pharmaceutical holdings failed to perform as well, the Fund's investments in the health care area generally helped boost overall returns. We also realized relatively good results from investments in technology. In particular, we added to holdings of companies with strong competitive positions, such as Dell Computer Corp. and Oracle Corp., which were gaining market share and benefiting from industry consolidation.
   On the other hand, the Fund's relative performance suffered in some areas. In particular, the Fund lost ground as a result of our focus on specialty retailers. This was an area where we found attractive investments in fast growing companies that appeared well positioned to continue expanding sales and revenues. While some of our retail holdings, such as Coach, Inc., held up in the face of market volatility, others, such as Harley-Davidson, Inc., endured stock price declines in spite of strong, long-term business fundamentals.

What is your outlook for the Fund in the coming months?
We remain cautiously optimistic regarding the overall business environment. Economic indicators continue to show signs of

[SIDEBAR]
"We did not waver in our commitment to invest in growing companies with proven managements, innovative products or services, and sustainable rates of growth."

2. The Fund's holdings and allocations are subject to change.

3  |  OPPENHEIMER ENTERPRISE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER

gradual recovery, including improvements in industrial production and increases in manufacturing activity. At the same time, inflation and interest rates stand near historical lows, setting the stage for further business growth. However, geopolitical concerns remain high, and most areas of technology and telecommunications continue to be undermined by overcapacity and weak levels of corporate capital spending. We believe these conflicting forces are likely to produce continuing volatility and uncertainty in the stock market for the foresee- able future. Accordingly, we continue to position the Fund to weather the current slow-growth climate, while remaining poised to take advantage of a return to faster growth. We are also tending to avoid industries that we believe could be severely hurt by the advent of war, such as those heavily dependent on international trade.
   While our economic analysis supports our decision-making process, it does not alter the underlying approach we take to building the Fund's portfolio. We continue to emphasize investments in companies that exhibit true internal growth, by which we mean sustainable growth generated primarily by expanding sales rather than by acquisitions, accounting gimmicks or cost reductions. We believe that true internal growth is the surest path to increasing profits and rising stock prices. Accordingly, we do not allow short-term market fluctuations to affect our assessment of a company's long-term investment potential. We believe that companies that work to maintain the integrity of their brands and improve their long-term business prospects will eventually be rewarded by the stock market. Our commitment to this time-tested strategy of growth investing and our disciplined practice of building the portfolio one company and investment at a time makes Oppenheimer Enterprise Fund part of The Right Way to Invest.

Average Annual
Total Returns with
Sales Charge

For the Periods Ended 3/31/03 3

Class A            Since
1-Year    5-Year   Inception
----------------------------
-34.65%   -12.84%   1.76%

Class B            Since
1-Year    5-Year   Inception
----------------------------
-34.62%   -12.75%   1.97%

Class C            Since
1-Year    5-Year   Inception
----------------------------
-31.84%   -12.43%   1.83%

Class N            Since
1-Year    5-Year   Inception
----------------------------
-31.55%   N/A     -29.08%

Class Y            Since
1-Year    5-Year   Inception
----------------------------
-30.43%   N/A     -18.69%

3. See Notes on page 6 for further details.

4  |  OPPENHEIMER ENTERPRISE FUND

Top Ten Common Stock Holdings 5
-------------------------------------------------------------
Gilead Sciences, Inc.                                    6.4%
-------------------------------------------------------------
Coach, Inc.                                              5.6
-------------------------------------------------------------
Radian Group, Inc.                                       5.5
-------------------------------------------------------------
SLM Corp.                                                5.5
-------------------------------------------------------------
Marvell Technology Group Ltd.                            5.2
-------------------------------------------------------------
Dell Computer Corp.                                      5.1
-------------------------------------------------------------
Medtronic, Inc.                                          4.9
-------------------------------------------------------------
Microsoft Corp.                                          4.9
-------------------------------------------------------------
Varian Medical Systems, Inc.                             4.8
-------------------------------------------------------------
Amgen, Inc.                                              4.8

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

Top Five Common Stock Industries 5
-------------------------------------------------------------
Biotechnology                                           11.2%
-------------------------------------------------------------
Software                                                11.2
-------------------------------------------------------------
Health Care Equipment & Supplies                         9.7
-------------------------------------------------------------
Specialty Retail                                         9.4
-------------------------------------------------------------
Diversified Financials                                   8.2

Sector Allocation 4

[PIE CHART]
o Health Care               30.3%
   Biotechnology            11.9
   Health Care
   Equipment
   & Supplies               10.4
   Pharma-
   ceuticals                 8.0
o Information
   Technology               27.7
   Software                 11.9
   Semiconductor
   Equipment &
   Products                  5.5
   Computers & Peripherals   5.4
   Communications
   Equipment                 4.9
o Consumer
   Discretionary            19.9
o Financials                18.7
o Industrials                2.4
o Consumer
   Staples                   1.0

4. Portfolio's holdings and allocations are subject to change. Percentages are as of February 28, 2003, and are based on total market value of common stock holdings.
5. Portfolio's holdings and allocations are subject to change. Percentages are as of February 28, 2003, and are based on net assets.

5  |  OPPENHEIMER ENTERPRISE FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 11/7/95. Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 11/7/95. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 11/7/95. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 4/1/99. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

6  |  OPPENHEIMER ENTERPRISE FUND

                                                            Financial Statements
                                                                      Pages 8-25

7  |  OPPENHEIMER ENTERPRISE FUND

STATEMENT OF INVESTMENTS  February 28, 2003 / Unaudited

                                                  Market Value
                                   Shares           See Note 1
---------------------------------------------------------------
 Common Stocks--93.8%
---------------------------------------------------------------
 Consumer Discretionary--18.7%
---------------------------------------------------------------
 Automobiles--3.7%
 Harley-Davidson,
 Inc.                             150,000         $  5,938,500
---------------------------------------------------------------
 Specialty Retail--9.4%
 Bed Bath &
 Beyond, Inc. 1                   150,000            4,956,000
---------------------------------------------------------------
 CarMax, Inc. 1                   400,000            6,020,000
---------------------------------------------------------------
 Gap, Inc. (The)                  300,000            3,912,000
                                                  -------------
                                                    14,888,000

---------------------------------------------------------------
 Textiles & Apparel--5.6%
 Coach, Inc. 1                    250,000            8,932,500
---------------------------------------------------------------
 Consumer Staples--1.0%
---------------------------------------------------------------
 Food & Drug Retailing--1.0%
 Whole Foods
 Market, Inc. 1                    30,000            1,532,100
---------------------------------------------------------------
 Financials--17.5%
---------------------------------------------------------------
 Banks--3.9%
 Commerce Bancorp,
 Inc.                             150,000            6,198,000
---------------------------------------------------------------
 Diversified Financials--8.2%
 Doral Financial
 Corp.                             50,000            1,620,500
---------------------------------------------------------------
 Freddie Mac                       50,000            2,732,500
---------------------------------------------------------------
 SLM Corp.                         80,000            8,716,000
                                                  -------------
                                                    13,069,000

---------------------------------------------------------------
 Insurance--5.4%
 Radian Group, Inc.               250,000            8,717,500
---------------------------------------------------------------
 Health Care--28.4%
---------------------------------------------------------------
 Biotechnology--11.2%
 Amgen, Inc. 1                    140,000            7,649,600
---------------------------------------------------------------
 Gilead Sciences,
 Inc. 1                           300,000           10,200,000
                                                  -------------
                                                    17,849,600

---------------------------------------------------------------
 Health Care Equipment & Supplies--9.7%
 Medtronic, Inc.                  175,000            7,822,500
---------------------------------------------------------------
 Varian Medical
 Systems, Inc. 1                  152,000            7,683,600
                                                  -------------
                                                    15,506,100

                                                  Market Value
                                   Shares           See Note 1
---------------------------------------------------------------
 Pharmaceuticals--7.5%
 Forest Laboratories,
 Inc. 1                           150,000         $  7,470,000
---------------------------------------------------------------
 Pfizer, Inc.                     150,000            4,473,000
                                                  -------------
                                                    11,943,000

---------------------------------------------------------------
 Industrials--2.2%
---------------------------------------------------------------
 Commercial Services & Supplies--2.2%
 Apollo Group,
 Inc., Cl. A 1                     40,000            1,853,600
---------------------------------------------------------------
 Concord EFS, Inc. 1              150,000            1,665,000
                                                  -------------
                                                     3,518,600

---------------------------------------------------------------
 Information Technology--26.0%
---------------------------------------------------------------
 Communications Equipment--4.5%
 UTStarcom, Inc. 1                400,000            7,272,000
---------------------------------------------------------------
 Computers & Peripherals--5.1%
 Dell Computer
 Corp. 1                          300,000            8,088,000
---------------------------------------------------------------
 Semiconductor Equipment & Products--5.2%
 Marvell Technology
 Group Ltd. 1                     400,000            8,240,000
---------------------------------------------------------------
 Software--11.2%
 Microsoft Corp.                  330,000            7,821,000
---------------------------------------------------------------
 Oracle Corp. 1                   500,000            5,980,000
---------------------------------------------------------------
 Symantec Corp. 1                 100,000            4,047,000
                                                  -------------
                                                    17,848,000
                                                  -------------
 Total Common Stocks
 (Cost $156,071,486)                               149,540,900

---------------------------------------------------------------
 Preferred Stocks--0.1%
 Axsun Technologies,
 Inc., Cv., Series C 1,2,3        514,139              144,319
---------------------------------------------------------------
 Multiplex, Inc.,
 Cv., Series C 1,2,3              543,478               81,141
                                                  -------------
 Total Preferred Stocks
 (Cost $10,000,000)                                    225,460

---------------------------------------------------------------
 Other Securities--2.9%
 Nasdaq-100 Unit
 Investment Trust 1
 (Cost $4,337,272)                180,000            4,530,600

8  |  OPPENHEIMER ENTERPRISE FUND

                                                  Market Value
                                    Units           See Note 1
---------------------------------------------------------------
---------------------------------------------------------------
 Rights, Warrants and Certificates--0.0%
 American Bank
 Note Holographics,
 Inc. Wts., Exp. 6/18/03 1
 (Cost $0)                          6,828         $         --

                                Principal
                                   Amount
---------------------------------------------------------------
 Convertible Corporate Bonds and Notes--0.2%
 Kestrel Solutions,
 Inc., 5.50% Cv. Sub.
 Nts., 7/15/05 1,2,4
 (Cost $3,000,000)             $3,000,000              255,000

                                Principal         Market Value
                                   Amount           See Note 1
---------------------------------------------------------------
 Joint Repurchase Agreements--3.3%
 Undivided interest of 1.40% in joint
 repurchase agreement (Market Value
 $378,392,000) with Banc One Capital
 Markets, Inc., 1.31%, dated 2/28/03,
 to be repurchased at $5,302,579 on
 3/3/03, collateralized by U.S. Treasury
 Nts., 3%--5.625%, 8/31/03--5/15/08,
 with a value of $346,658,393 and
 U.S. Treasury Bonds, 3.625%, 3/31/04,
 with a value of $39,549,064
 (Cost $5,302,000)             $5,302,000         $  5,302,000

---------------------------------------------------------------
 Total Investments,
 at Value
 (Cost $178,710,758)                100.3%         159,853,960
---------------------------------------------------------------
 Liabilities in Excess
 of Other Assets                     (0.3)            (458,027)
                              ---------------------------------
 Net Assets                         100.0%        $159,395,933
                              =================================

Footnotes to Statement of Investments
1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.
3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2003. The aggregate fair value of securities of affiliated companies held by the Fund as of February 28, 2003 amounts to $225,460. Transactions during the period in which the issuer was an affiliate are as follows:

                                             Shares                               Shares
                                         August 31,      Gross       Gross  February 28,       Unrealized
                                               2002  Additions  Reductions          2003     Depreciation
---------------------------------------------------------------------------------------------------------
 Stocks and/or Warrants
 Axsun Technologies, Inc., Cv., Series C    514,139         --          --       514,139       $5,855,683
 Multiplex, Inc., Cv., Series C             543,478         --          --       543,478        3,918,857
                                                                                               ----------
                                                                                               $9,774,540
                                                                                               ==========

4. Issuer is in default.

See accompanying Notes to Financial Statements.

9  |  OPPENHEIMER ENTERPRISE FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

 February 28, 2003
-------------------------------------------------------------------------------
 Assets
 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $168,710,758)                       $159,628,500
 Affiliated companies (cost $10,000,000)                               225,460
                                                                  -------------
                                                                   159,853,960
-------------------------------------------------------------------------------
 Cash                                                                  316,084
-------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                    4,360,500
 Shares of beneficial interest sold                                    128,055
 Interest and dividends                                                 58,815
 Other                                                                  29,423
                                                                  -------------
 Total assets                                                      164,746,837

-------------------------------------------------------------------------------
 Liabilities
 Payables and other liabilities:
 Investments purchased                                               4,523,297
 Shares of beneficial interest redeemed                                474,110
 Shareholder reports                                                   150,581
 Trustees' compensation                                                 74,327
 Distribution and service plan fees                                     59,626
 Transfer and shareholder servicing agent fees                          46,017
 Other                                                                  22,946
                                                                  -------------
 Total liabilities                                                   5,350,904

-------------------------------------------------------------------------------
 Net Assets                                                       $159,395,933
                                                                  =============

-------------------------------------------------------------------------------
 Composition of Net Assets
 Paid-in capital                                                  $581,116,124
-------------------------------------------------------------------------------
 Accumulated net investment loss                                    (1,016,959)
-------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions         (401,846,434)
-------------------------------------------------------------------------------
 Net unrealized depreciation on investments                        (18,856,798)
                                                                  -------------
 Net Assets                                                       $159,395,933
                                                                  =============

10  |  OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
 Net Asset Value Per Share
 Class A Shares:
 Net asset value and redemption price per share (based
 on net assets of $87,870,230 and 10,360,173 shares of
 beneficial interest outstanding)                                          $8.48
 Maximum offering price per share (net asset value plus
 sales charge of 5.75% of offering price)                                  $9.00
--------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price
 per share (based on net assets of $46,437,623 and
 5,831,473 shares of beneficial interest outstanding)                      $7.96
--------------------------------------------------------------------------------
Class C Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price
 per share (based on net assets of $10,500,127 and
 1,317,096 shares of beneficial interest outstanding)                      $7.97
--------------------------------------------------------------------------------
Class N Shares:
 Net asset value, redemption price (excludes applicable
 contingent deferred sales charge) and offering price
 per share (based on net assets of $417,094 and 49,489
 shares of beneficial interest outstanding)                                $8.43
--------------------------------------------------------------------------------
Class Y Shares:
 Net asset value, redemption price and offering price
 per share (based on net assets of $14,170,859 and
 1,647,677 shares of beneficial interest outstanding)                      $8.60

 See accompanying Notes to Financial Statements.

11  |  OPPENHEIMER ENTERPRISE FUND

STATEMENT OF OPERATIONS  Unaudited

 For the Six Months Ended February 28, 2003

-------------------------------------------------------------------------------
 Investment Income
 Dividends                                                         $   219,342
-------------------------------------------------------------------------------
 Interest                                                               55,967
                                                                   ------------
 Total investment income                                               275,309

-------------------------------------------------------------------------------
 Expenses
 Management fees                                                       643,589
-------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                               114,358
 Class B                                                               247,867
 Class C                                                                55,126
 Class N                                                                 1,216
-------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                               369,248
 Class B                                                               252,727
 Class C                                                                56,447
 Class N                                                                 1,244
 Class Y                                                               108,875
-------------------------------------------------------------------------------
 Shareholder reports                                                    97,468
-------------------------------------------------------------------------------
 Custodian fees and expenses                                             5,302
-------------------------------------------------------------------------------
 Trustees' compensation                                                  3,268
-------------------------------------------------------------------------------
 Other                                                                   9,715
                                                                  -------------
 Total expenses                                                      1,966,450
 Less reduction to custodian expenses                                   (1,482)
 Less voluntary waiver of management fees                              (42,907)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class A                                        (321,412)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class B                                        (225,976)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class C                                         (50,371)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class N                                            (734)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class Y                                        (104,398)
                                                                   ------------
 Net expenses                                                        1,219,170


-------------------------------------------------------------------------------
 Net Investment Loss                                                  (943,861)

-------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)
 Net realized loss on investments                                  (37,607,106)
-------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments               30,006,097
                                                                   ------------
 Net realized and unrealized loss                                   (7,601,009)

-------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations              $(8,544,870)
                                                                   ============

 See accompanying Notes to Financial Statements.

12  |  OPPENHEIMER ENTERPRISE FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                              Six Months                  Year
                                                                   Ended                 Ended
                                                       February 28, 2003            August 31,
                                                             (Unaudited)                  2002
----------------------------------------------------------------------------------------------
 Operations
 Net investment loss                                       $   (943,861)        $  (3,900,993)
----------------------------------------------------------------------------------------------
 Net realized loss                                          (37,607,106)          (94,565,845)
----------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)        30,006,097           (46,274,452)
                                                           -----------------------------------
 Net decrease in net assets resulting from operations        (8,544,870)         (144,741,290)

----------------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting
 from beneficial interest transactions:
 Class A                                                    (10,624,894)          (48,332,934)
 Class B                                                     (3,581,332)          (29,913,344)
 Class C                                                       (486,817)           (4,605,462)
 Class N                                                        (21,739)              501,224
 Class Y                                                     (1,135,941)            1,063,752

----------------------------------------------------------------------------------------------
 Net Assets
 Total decrease                                             (24,395,593)         (226,028,054)
----------------------------------------------------------------------------------------------
 Beginning of period                                        183,791,526           409,819,580
                                                           -----------------------------------
 End of period [including
 accumulated net investment
 loss of $1,016,959 and $73,098,
 respectively]                                             $159,395,933          $183,791,526
                                                           ===================================

 See accompanying Notes to Financial Statements.

13  |  OPPENHEIMER ENTERPRISE FUND

FINANCIAL HIGHLIGHTS

                                                 Six Months                                                                 Year
                                                      Ended                                                                Ended
                                          February 28, 2003                                                           August 31,
 Class A                                        (Unaudited)          2002          2001          2000         1999          1998
---------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                $ 8.91        $14.92       $ 39.08       $ 26.37      $ 14.72       $ 16.98
-----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                     -- 1        (.09)         (.18)         (.15)        (.11)         (.14)
 Net realized and unrealized gain (loss)               (.43)        (5.92)       (21.40)        14.52        12.08          (.75)
                                                      -----------------------------------------------------------------------------
 Total from investment operations                      (.43)        (6.01)       (21.58)        14.37        11.97          (.89)
-----------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Distributions from net realized gain                    --            --         (2.58)        (1.66)        (.32)        (1.37)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $8.48         $8.91        $14.92        $39.08       $26.37        $14.72
                                                      =============================================================================

-----------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                   (4.83)%      (40.28)%      (57.56)%       54.89%       82.34%        (5.65)%

-----------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)           $87,870      $103,105      $233,045      $624,971     $335,682       $74,456
-----------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $95,981      $166,632      $357,113      $563,739     $182,121       $72,059
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                  (0.85)%       (1.09)%       (0.81)%       (0.37)%      (0.47)%       (0.81)%
 Expenses                                              1.91%         1.95%         1.33%         1.24%        1.48%         1.48% 4
 Expenses, net of reduction to
 custodian expenses and/or voluntary
 waiver of transfer agent fees and/or
 voluntary waiver of management fees                   1.18%         1.60%         1.33%         1.24%        1.48%         1.48%
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 50%          150%          160%          142%         134%          182%

1. Less than $0.005
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

14  |  OPPENHEIMER ENTERPRISE FUND

                                               Six Months                                                                   Year
                                                    Ended                                                                  Ended
                                        February 28, 2003                                                             August 31,
 Class B                                      (Unaudited)           2002           2001          2000         1999          1998
-----------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period               $8.40         $14.17        $ 37.57       $ 25.58      $ 14.38       $ 16.75
-----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                 (.11)          (.41)          (.30)         (.39)        (.11)         (.15)
 Net realized and unrealized gain (loss)             (.33)         (5.36)        (20.52)        14.04        11.63          (.85)
                                                   ---------------------------------------------------------------------------------
 Total from investment operations                    (.44)         (5.77)        (20.82)        13.65        11.52         (1.00)
-----------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                  --             --          (2.58)        (1.66)        (.32)        (1.37)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $7.96          $8.40         $14.17        $37.57       $25.58        $14.38
                                                   ================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                 (5.24)%       (40.72)%       (57.87)%       53.73%       81.14%        (6.43)%

-----------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)         $46,438        $52,633       $125,772      $310,972     $189,699       $43,570
-----------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $49,950        $86,628       $181,217      $294,487     $107,124       $39,003
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment loss                                (1.62)%        (1.85)%        (1.58)%       (1.13)%      (1.22)%       (1.58)%
 Expenses                                            2.91%          2.71%          2.10%         2.00%        2.23%         2.26% 3
 Expenses, net of reduction to
 custodian expenses and/or voluntary waiver
 of transfer agent fees and/or voluntary
 waiver of management fees                           1.95%          2.36%          2.10%         2.00%        2.23%         2.26%
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               50%           150%           160%          142%         134%          182%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

15  |  OPPENHEIMER ENTERPRISE FUND

FINANCIAL HIGHLIGHTS  Continued

                                               Six Months                                                                   Year
                                                    Ended                                                                  Ended
                                        February 28, 2003                                                             August 31,
 Class C                                      (Unaudited)           2002           2001          2000         1999          1998
-----------------------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period               $8.41         $14.19        $ 37.61        $25.59      $ 14.38       $ 16.74
-----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                 (.09)          (.37)          (.32)         (.39)        (.10)         (.16)
 Net realized and unrealized gain (loss)             (.35)         (5.41)        (20.52)        14.07        11.63          (.83)
                                                   ---------------------------------------------------------------------------------
 Total from investment operations                    (.44)         (5.78)        (20.84)        13.68        11.53          (.99)
-----------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Distributions from net realized gain                  --             --          (2.58)        (1.66)        (.32)        (1.37)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $7.97          $8.41         $14.19        $37.61       $25.59        $14.38
                                                   ================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                 (5.23)%       (40.73)%       (57.86)%       53.83%       81.22%        (6.38)%

-----------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)         $10,500        $11,578        $25,468       $64,522      $39,083        $8,746
-----------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $11,110        $18,550        $37,410       $60,868      $21,790        $7,908
-----------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment loss                                (1.62)%        (1.85)%        (1.57)%       (1.13)%      (1.22)%       (1.58)%
 Expenses                                            2.91%          2.71%          2.10%         2.00%        2.22%         2.26% 3
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of transfer
 agent fees and/or voluntary waiver of
 management fees                                     1.95%          2.36%          2.10%         2.00%        2.22%         2.26%
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               50%           150%           160%          142%         134%          182%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

16  |  OPPENHEIMER ENTERPRISE FUND

                                               Six Months                          Year
                                                    Ended                         Ended
                                        February 28, 2003                    August 31,
 Class N                                      (Unaudited)           2002         2001 1
-----------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period               $8.87         $14.90         $17.74
-----------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                 (.05)          (.28)          (.01)
 Net realized and unrealized loss                    (.39)         (5.75)         (2.83)
                                                    -------------------------------------
 Total from investment operations                    (.44)         (6.03)         (2.84)
-----------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Distributions from net realized gain                  --             --             --
-----------------------------------------------------------------------------------------
 Net asset value, end of period                     $8.43          $8.87         $14.90
                                                    =====================================

-----------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                 (4.96)%       (40.47)%       (16.01)%

-----------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)            $417           $456            $83
-----------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $490           $249            $12
-----------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                (1.23)%        (1.44)%        (0.94)%
 Expenses                                            1.90%          2.25%          1.75%
 Expenses, net of reduction to custodian expenses
 and/or voluntary waiver of transfer agent fees
 and/or voluntary waiver of management fees          1.55%          1.90%          1.75%
-----------------------------------------------------------------------------------------
 Portfolio turnover rate                               50%           150%           160%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

17  |  OPPENHEIMER ENTERPRISE FUND

FINANCIAL HIGHLIGHTS  Continued

                                               Six Months                                                     Year
                                                    Ended                                                    Ended
                                        February 28, 2003                                               August 31,
 Class Y                                      (Unaudited)           2002           2001          2000       1999 1
---------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period              $ 9.02         $15.05        $ 39.32       $ 26.41      $ 23.51
---------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                         .02           (.10)          (.09)         (.04)          -- 2
 Net realized and unrealized gain (loss)             (.44)         (5.93)        (21.60)        14.61         2.90
                                                   ------------------------------------------------------------------
 Total from investment operations                    (.42)         (6.03)        (21.69)        14.57         2.90
---------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                  --             --          (2.58)        (1.66)          --
---------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $8.60         $ 9.02         $15.05        $39.32       $26.41
                                                   ==================================================================

---------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 3                 (4.66)%       (40.07)%       (57.48)%       55.58%       12.34%

---------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)         $14,171        $16,020        $25,450       $91,656      $31,306
---------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $15,372        $19,590        $49,978       $80,415      $11,731
---------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment income (loss)                       (0.57)%        (0.70)%        (0.67)%        0.04%        0.09%
 Expenses                                            2.32%          2.16%          1.36% 5       0.91%        0.96%
 Expenses, net of reduction to custodian
 expenses and/or voluntary waiver of
 transfer agent fees and/or voluntary
 waiver of management fees                           0.90%          1.19%          1.20%         0.91%        0.96%
---------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               50%           150%           160%          142%         134%

1. For the period from April 1, 1999 (inception of offering) to August 31, 1999.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Added since August 31, 2001 to reflect expenses before reduction to custodian expenses and voluntary waiver of transfer agent fees.

See accompanying Notes to Financial Statements.

18  |  OPPENHEIMER ENTERPRISE FUND

 NOTES TO FINANCIAL STATEMENTS  Unaudited

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Enterprise Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of February 28, 2003, securities with an aggregate market value of $255,000, representing 0.16% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
 Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale

19  |  OPPENHEIMER ENTERPRISE FUND

 NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
    As of February 28, 2003, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $398,799,346. This estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules for the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.

 As of August 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:
                              Expiring
                              ----------------------
                              2009      $ 46,931,758
                              2010       257,289,240
                                        ------------
                              Total     $304,220,998
                                        ============

20  |  OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
 Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended February 28, 2003, the Fund's projected benefit obligations were increased by $2,640 and payments of $1,994 were made to retired trustees, resulting in an accumulated liability of $73,743 as of February 28, 2003.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is invested by the Fund in the fund(s) selected by the trustee. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    No distributions were paid during the six months ended February 28, 2003 and the year ended August 31, 2002.
--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

21  |  OPPENHEIMER ENTERPRISE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                          Six Months Ended February 28, 2003               Year Ended August 31, 2002
                                 Shares               Amount              Shares               Amount
------------------------------------------------------------------------------------------------------
 Class A
 Sold                         1,304,637         $ 11,450,286           3,264,293         $ 40,977,056
 Redeemed                    (2,514,191)         (22,075,180)         (7,311,154)         (89,309,990)
                             -------------------------------------------------------------------------
 Net decrease                (1,209,554)        $(10,624,894)         (4,046,861)        $(48,332,934)
                             =========================================================================

------------------------------------------------------------------------------------------------------
 Class B
 Sold                           516,696         $  4,229,355           1,037,345         $ 12,006,706
 Redeemed                      (951,904)          (7,810,687)         (3,645,358)         (41,920,050)
                             -------------------------------------------------------------------------
 Net decrease                  (435,208)        $ (3,581,332)         (2,608,013)        $(29,913,344)
                             =========================================================================

------------------------------------------------------------------------------------------------------
 Class C
 Sold                           184,730         $  1,520,817             306,034         $  3,532,850
 Redeemed                      (244,557)          (2,007,634)           (724,154)          (8,138,312)
                             -------------------------------------------------------------------------
 Net decrease                   (59,827)        $   (486,817)           (418,120)        $ (4,605,462)
                             =========================================================================

------------------------------------------------------------------------------------------------------
 Class N
 Sold                            21,318         $    180,422              51,240         $    555,908
 Redeemed                       (23,209)            (202,161)             (5,451)             (54,684)
                             -------------------------------------------------------------------------
 Net increase (decrease)         (1,891)        $    (21,739)             45,789         $    501,224
                             =========================================================================

------------------------------------------------------------------------------------------------------
 Class Y
 Sold                           539,807         $  4,756,521           1,345,843         $ 16,119,763
 Redeemed                      (667,494)          (5,892,462)         (1,261,867)         (15,056,011)
                             -------------------------------------------------------------------------
 Net increase (decrease)       (127,687)        $ (1,135,941)             83,976         $  1,063,752
                             =========================================================================

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended February 28, 2003, were $81,499,846 and $103,438,289, respectively.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, and 0.58% of average annual net assets over $1.5 billion. Effective January 1, 2002, the Manager has voluntarily agreed to waive advisory fees at an annual rate equal to 0.05% of the Fund's average daily net assets until the Fund's trailing one year performance percentile at the end of the preceding quarter is in the third quintile or better of the

22  |  OPPENHEIMER ENTERPRISE FUND

 Fund's Lipper peer group. The foregoing waiver is voluntary and may be terminated by the Manager at any time.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                      Aggregate         Class A   Concessions        Concessions       Concessions      Concessions
                      Front-End       Front-End    on Class A         on Class B        on Class C       on Class N
                  Sales Charges   Sales Charges        Shares             Shares            Shares           Shares
 Six Months          on Class A     Retained by   Advanced by        Advanced by       Advanced by      Advanced by
 Ended                   Shares     Distributor Distributor 1      Distributor 1     Distributor 1    Distributor 1
-------------------------------------------------------------------------------------------------------------------
 February 28, 2003     $121,428         $33,336       $20,844           $118,044           $10,382             $663

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                            Class A        Class B        Class C        Class N
                         Contingent     Contingent     Contingent     Contingent
                           Deferred       Deferred       Deferred       Deferred
                      Sales Charges  Sales Charges  Sales Charges  Sales Charges
                        Retained by    Retained by    Retained by    Retained by
 Six Months Ended       Distributor    Distributor    Distributor    Distributor
--------------------------------------------------------------------------------
 February 28, 2003           $2,279        $94,104         $1,544           $954

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the six months ended February 28, 2003, payments under the Class A Plan totaled $114,358, all of which were paid by the Distributor to recipients, and included $7,370 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

23  |  OPPENHEIMER ENTERPRISE FUND

 NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the six months ended February 28, 2003, were as follows:

                                                                 Distributor's
                                                  Distributor's      Aggregate
                                                      Aggregate   Unreimbursed
                                                   Unreimbursed  Expenses as %
                 Total Payments  Amount Retained       Expenses  of Net Assets
                     Under Plan   by Distributor     Under Plan       of Class
--------------------------------------------------------------------------------
 Class B Plan          $247,867         $191,135     $1,435,629           3.09%
 Class C Plan            55,126           12,589        284,022           2.70
 Class N Plan             1,216            1,108          7,156           1.72

--------------------------------------------------------------------------------
 5. Illiquid or Restricted Securities
 As of February 28, 2003, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of February 28, 2003 was $480,460, which represents 0.30% of the Fund's net assets, of which $225,460 is considered restricted. Information concerning restricted securities is as follows:

                                                         Valuation
                           Acquisition                       as of    Unrealized
 Security                        Dates        Cost   Feb. 28, 2003  Depreciation
--------------------------------------------------------------------------------
 Stocks and/or Warrants
 Axsun Technologies, Inc.,
   Cv., Series C              12/13/00  $6,000,002        $144,319    $5,855,683
 Multiplex, Inc., Cv.,
   Series C                     2/9/01   3,999,998          81,141     3,918,857

24  |  OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
 6. Bank Borrowings
 The Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum. The credit facility was terminated on November 12, 2002.
    The Fund had no borrowings through November 12, 2002.

25  |  OPPENHEIMER ENTERPRISE FUND

OPPENHEIMER ENTERPRISE FUND

--------------------------------------------------------------------------------
 Trustees and Officers              Clayton K. Yeutter, Chairman and Trustee
                                    Donald W. Spiro, Vice Chairman and Trustee
                                    John V. Murphy, President and Trustee
                                    Robert G. Galli, Trustee
                                    Phillip A. Griffiths, Trustee
                                    Benjamin Lipstein, Trustee
                                    Joel W. Motley, Trustee
                                    Elizabeth B. Moynihan, Trustee
                                    Kenneth A. Randall, Trustee
                                    Edward V. Regan, Trustee
                                    Russell S. Reynolds, Jr., Trustee
                                    James Turner, Vice President
                                    Robert G. Zack, Secretary
                                    Brian W. Wixted, Treasurer

--------------------------------------------------------------------------------
 Investment Advisor                 OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
 Distributor                        OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
 Transfer and Shareholder           OppenheimerFunds Services
 Servicing Agent

--------------------------------------------------------------------------------
 Independent Auditors               KPMG LLP

--------------------------------------------------------------------------------
 Legal Counsel                      Mayer Brown Rowe & Maw

                                    The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

          (C)Copyright 2003 OppenheimerFunds, Inc. All rights reserved.

26  |  OPPENHEIMER ENTERPRISE FUND

OPPENHEIMERFUNDS FAMILY

---------------------------------------------------------------------------------------------------------
 Global Equity          Developing Markets Fund                    Global Fund
                        International Small Company Fund           Quest Global Value Fund, Inc.
                        Europe Fund                                Global Growth & Income Fund
                        International Growth Fund
---------------------------------------------------------------------------------------------------------
 Equity                 Stock                                      Stock & Bond
                        Emerging Technologies Fund                 Quest Opportunity Value Fund
                        Emerging Growth Fund                       Total Return Fund, Inc.
                        Enterprise Fund                            Quest Balanced Value Fund
                        Discovery Fund                             Capital Income Fund
                        Main Street Small Cap Fund(R)              Multiple Strategies Fund
                        Small Cap Value Fund                       Disciplined Allocation Fund
                        MidCap Fund                                Convertible Securities Fund
                        Main Street Opportunity Fund(R)            Specialty
                        Growth Fund                                Real Asset Fund(R)
                        Capital Appreciation Fund                  Gold & Special Minerals Fund
                        Main Street Fund(R) 1                      Tremont Market Neutral Fund, LLC 2
                        Value Fund                                 Tremont Opportunity Fund, LLC 2
                        Quest Capital Value Fund, Inc.
                        Quest Value Fund, Inc.
                        Trinity Large Cap Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund
---------------------------------------------------------------------------------------------------------
 Income                 Taxable                                    Rochester Division
                        International Bond Fund                    California Municipal Fund 4
                        High Yield Fund                            New Jersey Municipal Fund 4
                        Champion Income Fund                       AMT-Free New York Municipals 4,5
                        Strategic Income Fund                      Municipal Bond Fund
                        Bond Fund                                  Limited Term Municipal Fund
                        Total Return Bond Fund                     Rochester National Municipals
                        Senior Floating Rate Fund                  Rochester Fund Municipals
                        U.S. Government Trust                      Limited Term New York Municipal Fund
                        Limited-Term Government Fund               Pennsylvania Municipal Fund 4
                        Capital Preservation Fund 3
---------------------------------------------------------------------------------------------------------
 Select Managers        Stock                                      Stock & Bond
                        Mercury Advisors Focus Growth Fund         QM Active Balanced Fund 3
                        Gartmore Millennium Growth Fund II
                        Jennison Growth Fund
                        Salomon Brothers All Cap Fund
                        Mercury Advisors S&P 500(R) Index Fund 3
---------------------------------------------------------------------------------------------------------
 Money Market 6         Money Market Fund, Inc.                    Cash Reserves

1. The Fund's name changed from Oppenheimer Main Street Growth & Income Fund(R) on 4/30/03.
2. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
3. Available only through qualified retirement plans.
4. Available to investors only in certain states.
5. The Fund's name changed from Oppenheimer New York Municipal Fund on 1/22/03.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

27  |  OPPENHEIMER ENTERPRISE FUND

1.800.CALL OPP PHONELINK

Call 1.800.CALL OPP (1.800.225.5677) for answers to many of your questions. Our automated speech recognition system provides you access to all the information and services you need.

With PhoneLink you can:

 o Obtain account balances, share price (NAV) and dividends paid

 o Verify your most recent transactions

 o Buy, redeem or exchange mutual fund shares

 o Create custom lists of your accounts, funds or market indices

 o Order duplicate statements or Form 1099 DIV

 o Obtain market data (closing market information for Dow Jones Industrial Average, Nasdaq Composite and S&P 500 Index)

 o Speak to a Customer Service Representative 1 by saying "Agent" when prompted

 o And more!


Quick list of PhoneLink commands

Say                                            To:

[Account # or Social Security # + PIN]         Get dollar and share balances, NAVs,
                                               transaction history or request transactions

[Fund name, share class]                       Get current price/dividend information

Balance                                        Hear your balance/list of accounts

History                                        Hear your most recent transactions

Purchase or buy                                Buy shares

Exchange                                       Exchange shares

Liquidation or redemption                      Sell shares

Dow Jones or Market Indices                    Hear closing market information
                                               (Dow Jones Industrial Average, Nasdaq
                                               Composite and S&P 500)

Custom list                                    Create, play or edit custom list of your
                                               accounts, funds or market indices

1. You may speak to a Customer Service Representative during normal business hours.

28  |  OPPENHEIMER ENTERPRISE FUND

INFORMATION AND SERVICES

[GRAPHIC] eDocs Direct

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Internet
24-hr access to account information and transactions 1
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
PhoneLink 1 and General Information
24-hr automated information and automated transactions
Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
Written Correspondence and Transaction Requests
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
Ticker Symbols
Class A: OENAX  Class B: OENBX  Class C: OENCX  Class N: OENNX  Class Y: OENYX


1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


[LOGO] OppenheimerFunds(R)
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RS0885.001.0203  April 29, 2003